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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549
                                    FORM 8-K
                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest reported) March 30, 2004

                                 WRC MEDIA INC.
             (Exact name of registrant as specified in its charter)

          Delaware                       333-96119                13-4066536
(State or other jurisdiction            (Commission             (IRS Employer
      of incorporation                  File Number)         Identification No.)

512 Seventh Avenue, 22nd Floor, New York, NY                        10018
  (Address of principal executive offices)                        (Zip Code)


Registrant's telephone number, including area code (212) 768-1150

                                 Not Applicable
         (Former name or former address, if changed since last report)


Item 5.  Other Events and Regulation FD Disclosure.

As disclosed in our Form 8-K filed with the Securities and Exchange Commission ("SEC") on March 22, 2004, and in our Form 8-K filed with the SEC on March 24, 2004, in connection with the audit of our 2003 consolidated financial statements, we have restated our previously audited consolidated balance sheets as of December 31, 2001 and 2002, and the related statements of stockholders' deficit and operations for the years ended December 31, 2001 and 2002.


                                  Page 1 of 4
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The restatement corrects certain errors made in the application of accounting principles generally accepted in the United States of America ("GAAP") and corrects certain of our historical accounting policies to conform to GAAP. For a discussion of the restatement adjustments, see "Item 8. Consolidated Financial Statements--WRC Media Inc. and Subsidiaries--Note 23. Restatement" and "Item 8. Consolidated Financial Statements--Weekly Reader Corporation and Subsidiaries--Note 18. Restatement." In addition, see "Item 7. Management's Discussion and Analysis of Financial Condition and Results of Operations."

Our audited consolidated financial statements as of and for the year ended December 31, 2003 are included in this filing. We also have included herein our audited restated consolidated financial statements as of and for the year ended December 31, 2002. Our 2001 restated financial statements as of and for the year ended December 31, 2001 are not included in this filing. Because our originally issued 2001 financial statements were audited by Arthur Andersen LLP, an audit firm that has ceased operations, our 2001 restated financial statements are being reaudited by our independent auditors, Deloitte & Touche LLP. The reaudit was not complete as of the time of this filing. We cannot assure you that there will not be changes to our 2001 financial statements as a result of the reaudit of our 2001 financial statements by our independent auditors. The impact of the restatement on periods prior to 2002 was reflected as an adjustment to beginning accumulated deficit as of January 1, 2002.

As we previously disclosed in our March 22, 2004 Form 8-K, the restatement of our 2001 financial statements will cause a delay in the filing of our Annual Report on Form 10-K for the year ended December 31, 2003. Because we require additional time to permit our independent auditors to complete the reaudit of our 2001 financial statements, we filed a Form 12b-25 with the SEC to obtain a 15-day extension for filing our Form 10-K. We will file our Form 10-K as soon as practicable following the completion of the reaudit of our 2001 financial statements. It is likely, however, that the completion of the reaudit of our 2001 financial statements will extend beyond April 14, 2004.

As noted above, the information filed herewith does not contain the restated financial statements as of and for the year ended December 31, 2001, nor does it contain any financial information for 2001, including for prior period comparison purposes, in "Item 7. Management's Discussion and Analysis of Financial Condition and Results of Operations." Because the 2001 restatement will include adjustments that affect periods prior to 2001, we have not included financial information prior to 2002 in "Item 6. Selected Historical Financial Information." In addition, the information filed herewith does not contain the Sections 302 and 906 certifications required to be included in a Form 10-K.

Item 7.  Financial Statements and Exhibits.

Exhibits required by Item 601 of Regulation S-K are incorporated herein by reference and are listed on the attached Exhibit Index of this Current Report on Form 8-K.


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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                    WRC MEDIA INC.
                                                     (Registrant)

Date March 30, 2004                  By:    /s/ Martin E. Kenney, Jr.
                                         ---------------------------------------
                                         Name:  Martin E. Kenney, Jr.
                                         Title: Chief Executive Officer


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                                  EXHIBIT INDEX

Exhibit No.                               Description
-----------       --------------------------------------------------------------
99.1              Audited consolidated financial statements of WRC Media Inc.
                  and Weekly Reader Corporation as of and for the years ended
                  December 31, 2002 and 2003, and other information.


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